The Crypto
Supercycle intact

BINANCE
BLOCKCHAIN WEEK
DUBAI 2025
DECEMBER 3 - 4



Thomas J. Lee, CFA

Fundstrat Global
Head of Research

Fundstrat Capital
Chief Investment Officer

BitMine Immersion
Chairman of Board

fundstrat capital

BitMine

The Alchemy of 5%

x.com
@fundstrat
@BitMNR

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

Trademarks and Copyrights

All trademarks, service marks and trade names appearing in this presentation are the property of their respective owners. The contents of this presentation are protected by copyright and may not be reproduced, distributed or used without the prior written consent of the Company

Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of final transaction executed documents should not be relied on and participation in the transaction disclaims previous communications.

Table of Contents

01
2025: It’s all about tokenization

Bitcoin is the OG

Asset	Price on Dec 31, 2016	As of Sept 26, 2025	% change
Ethereum	$8.02	$3,931	48,915%
Bitcoin	$963.74	$109,410	11,252%
Nvidia	$2.67	$178.19	6574%
Nasdaq 100 (QQQ)	$118.48	$595.97	403%
Gold	$1,151.70	$3,772.88	228%
S&P 500	2,238.83	6,643.70	197%
Eurostoxx 50	3,290.52	5,368.55	63%
MSCI emerging markets	861.97	1,325.58	54%
High-yield (HYG)	$86.66	$80.92	-7%
IG Loans (LQD)	$119.16	$111.06	-7%
US Treasuries (TLT)	$119.13	$88.90	-25%

Souce: Fundstrat

Bitcoin is the OG

Asset	Price on Dec 31, 2016	As of Sept 26, 2025	% change
Ethereum	$8.02	$3,931	48,915%
Bitcoin	$963.74	$109,410	11,252%
Nvidia	$2.67	$178.19	6574%
Nasdaq 100 (QQQ)	$118.48	$595.97	403%
Gold	$1,151.70	$3,772.88	228%
S&P 500	2,238.83	6,643.70	197%
Eurostoxx 50	3,290.52	5,368.55	63%
MSCI emerging markets	861.97	1,325.58	54%
High-yield (HYG)	$86.66	$80.92	-7%
IG Loans (LQD)	$119.16	$111.06	-7%
US Treasuries (TLT)	$119.13	$88.90	-25%

Souce: Fundstrat

2025: major positive fundamentals, but terrible price action

2025: Many positive crypto milestones

- US Government passes **pro-crypto legislation**, setting the standard for the Western World
- Several US states and US government plan or executed **“Bitcoin Strategic Reserve”**
- Blackrock launches **Bitcoin ETF** in Jan 2024 and in 2025 becomes **top 5 highest fee generating product** for Blackrock
- JPMorgan creates the **JPMorgan coin on Ethereum**. Standard Charter and JPMorgan are forward first global banks in crypto.
- **Tokenization** becomes a top priority for major financial institutions including Blackrock, Robinhood, Amundi.
- **Polymarket**, a crypto-native product, becomes a breakout and centrally critical financial tool used by mainstream financial markets.
- **Tether** reveals net income as much as $20 billion, ranking it as the **top 10 most profitable global banks**.


tokenization

Ethereum's ChatGPT Moment = Widespread use cases in development by US Corporates


FINANCE
Jamie Dimon says JPMorgan Chase will get involved in stablecoins as fintech threat looms
Goldman and BNY Team Up to Tokenize Money-Market Funds
Banking giants join growing list of traditional financial firms seeking to bring crypto technology to assets ranging from stocks and investment funds to commodities
By Vicky Ge Huang Follow
July 23, 2025 3:37 pm ET
CRYPTO WORLD
Robinhood gives out tokens of OpenAI and SpaceX in Europe. Stock hits record
Walmart and Amazon Are Exploring Issuing Their Own Stablecoins
Corporate coins could take payments activity away from banks and the traditional financial system
By Gina Heeb Follow, AnnaMaria Andriotis Follow and Josh Dawsey Follow
Updated June 13, 2025 4:51 pm ET
4,800.00
ETHUSD 3,746.43
6,405.00
4,695.00
2,985.00
2,360.00
1,730.00
405.0000
330.0000
240.0000
150.0000
130.0000
100.0000
70.0000
2020
2021
2022
2023
2024
2025
2026

The Economist

By Invitation | Blockchain boon

Larry Fink and Rob Goldstein on how tokenisation could transform finance

Ledgers haven't been this exciting since the invention of double-entry book-keeping

Now finance is entering the next major evolution in market infrastructure—one that could move assets faster and more securely than systems that have served investors for decades.

Bitcoin Archive
@BitcoinArchive
Subscribe

JUST IN: 🇺🇸 BlackRock CEO Larry Fink says he was WRONG about Bitcoin and crypto

"This is a very glaring, public example of a big shift in my opinions."


The New York Times
Summit
0:31
You now have the
biggest Bitcoin E.T.F.

11:57 AM · Dec 3, 2025 · **156.3K** Views

123 316 1.9K 221

Best years of growth still ahead, 200X adoption ahead

- There are **4.4 million** Bitcoin addresses with >$10,000 balance. Bitcoin "share" of these accounts is 0.5%.
- Globally, there are **900 million** individuals with >$10,000 in retirement, pension, brokerage accounts (per ICI, OECD, Federal Reserve).
- The Bank of America FMS (fund manager survey) shows **67%** of managers have **0% allocation** to digital assets.
- Wall Street plans to **tokenize all financial products** onto the blockchain.
- AI and agentic AI are creating needs for **de-centralized trust** and security

BLOCKCHAIN: Still relevant for the digital revolution

- De-centralized trust and permissionless
- Borderless and instant settlement
- Immutability and programmability
- Incentive-aligned consensus mechanisms
- Composable and programmable

02
Crypto prices likely bottomed, Bitcoin “4-year cycle” to break

Crypto is acting like “crypto winter” is starting


S&P 500
Nasdaq 100
MAG 7
Long-term govt bonds
Gold
Bitcoin
Ethereum
16
21
23
2
61
-7
-16

Souce: Fundstrat


Market Recap |
arca
The Selling Nobody Can Explain
Written by Jeff Dorman, CFA
Dec 1, 2025

So again, ex post, we can at least try to rationalize some of the moves lower in the market. But this persistent weakness certainly has us scratching our heads

BITCOIN: YTD, the weakness only started after October 10th


0.12M
0.1M
Log
90000
87045
80000
October 10th
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
2025
XBTUSD Curncy (XBT-USD Cross Rate) BTC YTD Bitcoin vBMN Daily 01JAN2025-02DEC2025
Copyright© 2025 Bloomberg Finance L.P.
02-Dec-2025 02:56:02

Souce: Bloomberg

WEAKNESS: Multiple explanations

- Quantum risk to Bitcoin
- Crypto winter starting
- October 10th liquidation wipe out
- AI stocks capturing mindshare
- Microstrategy risk they will "sell their bitcoin"
- MSCI Index committee to exclude DATs
- Tether FUD with S&P ratings downgrade

BITCOIN: YTD, the weakness only started after October 10th


36%
0.12M
0.1M
Log
90000
87045
80000
October 10th
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
2025
XBTUSD Curncy (XBT-USD Cross Rate) BTC YTD Bitcoin vBMN Daily 01JAN2025-02DEC2025
Copyright© 2025 Bloomberg Finance L.P.
02-Dec-2025 02:56:02

Souce: Bloomberg

Illustrative | For Discussion Purposes



Bruno Trader
@BrunoTrade87

The FTX collapse.
8 weeks of darkness. Then the spark.

Oct 10, 2025 history rhymes.
Mark this: between Dec 5–10, the cycle turns.
By month's end, alts may revisit their Dec 2024 glory.

You've been warned.

BitMine (BMNR) Engages Legendary Tom DeMark and DeMark Analytics, LLC as Strategic Advisor

DeMark to provide BitMine systematic and AI tools to optimize ETH accumulation

BitMine is the largest buyer and holder of ETH in the world as it moves towards the 'alchemy of 5%'

BitMine is the world's largest ETH Treasury company with more than 2.9% of the ethereum network

BitMine is supported by a premier group of institutional investors including ARK's Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, and Galaxy Digital to support BitMine's goal of acquiring 5% of ETH: The alchemy of 5%

Crypto is acting like "crypto winter" is starting


77,055
82,353
110,288
54,156
69,822
96,798
???
???
???
???
10/27/2025
11/3/2025
11/10/2025
11/17/2025
11/24/2025
12/1/2025
12/8/2025

Souce: Fundstrat

BITCOIN: 4-year cycle


3.91 years
3.91 years
3.91 years
3.91 years
0.4M
0.2M
95782
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
2.00
1.00
0.4
0.2
0.1
0.04
0.02
Log
364 days
364 days
364 days
???
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg


Why?

BITCOIN PRICE CYCLE: Possible Explanations

- Halving cycle – 4-year cycle
- Monetary Policy
- Speculation cycle – NYSE Margin Debt
- Gold vs Bitcoin vs Copper ratio
- Business Cycle – ISM Manufacturing

CYCLE? Bitcoin halving


3.91 years
3.91 years
3.91 years
3.91 years
halving
halving
halving
halving
0.4M
0.2M
95782
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
2.00
1.00
0.4
0.2
0.1
0.04
0.02
Log
2011
2012
2013
2014
2015
2016
2017
2018
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025

Halving count	Date	Block height at halving	Block reward before halving (bitcoin per block)	Block reward after halving (bitcoin per block)
1	11/27/2012	210,000	50	25
2	7/9/2016	420,000	25	12.5
3	5/11/2020	630,000	12.5	6.25
4	4/20/2024	840,000	6.25	3.125
5	4/17/2028	1,050,000	3.125	1.5625

Souce: Bloomberg

CYCLE? A lot of things are on a 4-year cycle

Event	Frequency
U.S. Presidential Election	Every 4 years
Leap Year	Every 4 years
Summer Olympics	Every 4 years
Winter Olympics	Every 4 years
FIFA World Cup (Men)	Every 4 years
UEFA Euro	Every 4 years
Rugby World Cup	Every 4 years
Cricket ODI World Cup	Every 4 years
Commonwealth Games	Every 4 years
Copa América	Every 4 years

CYCLE? Copper vs Gold

AO
@AO_btc_analyst

#BITCOIN

The previous three low signals in the Copper/Gold ratio marked the beginning of a BTC bull run.

We now have a fourth low signal in this ratio.


AO
AO_btc_analyst
COPPER / GOLD RATIO
TradingView

5:41 PM · Nov 15, 2025 · **49.4K** Views

Souce: Bloomberg

CYCLE? Copper vs Gold

Copper



Gold

= Industrial activity / Monetary base


Industrial activity peaking
Industrial activity peaking
Industrial activity peaking
Industrial activity peaking
Copper/ Gold ratio
0.35
0.30
0.25
0.20
0.15
0.12
0.10
Generic 1st 'HG' Future / Gold Spot $/Oz on 11/16/25 0.12
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
HG1 Comdty (Generic 1st 'HG' Future) BMNR Gold vs Copper Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 07:52:40

Souce: Bloomberg

4-year cycle: Copper/Gold ratio vs Bitcoin


3.91 years
3.91 years
3.91 years
3.91 years
0.4M
0.2M
95782
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
2.00
1.00
0.4
0.2
0.1
0.04
0.02
0.35
0.30
0.25
0.20
0.15
0.12
0.10
Log
Copper/
Gold ratio
Generic 1st 'HG' Future / Gold Spot $/Oz on 11/16/25 0.12
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
HG1 Comdty (Generic 1st 'HG' Future) BMNR Gold vs Copper Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 07:58:49
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

4-year cycle: Copper/Gold ratio vs Bitcoin


3.91 years
3.91 years
3.91 years
3.91 years
yes
yes
yes
Not signaling top
Copper/ Gold ratio
95782
0.12
Log
Generic 1st 'HG' Future / Gold Spot $/Oz on 11/16/25 0.12
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
HG1 Comdty (Generic 1st 'HG' Future) BMNR Gold vs Copper Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 07:58:49
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

CYCLE? ISM Manufacturing

ISM = Business activity

ISM above 50 = expansion
ISM below 50 = contraction


Industrial activity peaking
Industrial activity peaking
Industrial activity peaking
Industrial activity peaking
ISM Manufacturing
65
60
55
50
48.7
45
40
ISM Manufacturing PMI SA - Last Price 48.7
2011
2012
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2025
NAPMPMI Index (ISM Manufacturing PMI SA) BMNR ISM Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 08:10:57

Souce: Bloomberg

CYCLE? ISM Manufacturing


3.91 years
3.91 years
3.91 years
3.91 years
95782
0.4M
0.2M
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
2.00
1.00
0.4
0.2
0.1
0.04
0.02
Log
65
60
55
50
45
40
48.7
ISM Manufacturing
ISM Manufacturing PMI SA - Last Price 48.7
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
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2024
2025
NAPMPMI Index (ISM Manufacturing PMI SA) BMNR ISM Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 08:13:00
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

CYCLE? ISM Manufacturing


3.91 years
3.91 years
3.91 years
3.91 years
95782
yes
yes
yes
yes
Not signaling top
ISM Manufacturing
ISM Manufacturing PMI SA - Last Price 48.7
48.7
NAPMPMI Index (ISM Manufacturing PMI SA) BMNR ISM Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 08:13:00
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

BITCOIN PRICE CYCLE: Possible Explanations

- Halving cycle – 4-year cycle ← too many things "4-years"
- Monetary Policy ← No relationship
- Speculation cycle – NYSE Margin Debt ← Right 1 of 3 cycles
- Gold vs Bitcoin vs Copper ratio 
yes
← No sign of Top
- Business Cycle – ISM Manufacturing 
yes
← No sign of Top

If US industrial cycle broke 4-yr cycle
If copper-gold broke 4-yr cycle
Why would Bitcoin not break 4-yr cycle

BITCOIN: HODL


HOLD

03
Ethereum is the future of finance

Ethereum in 2025 is having its "1971" moment

WALL STREET: Many are building projects on Ethereum


rip.eth
@ripdoteth
the financial system is being rebuilt on ethereum
BlackRock
J.P.Morgan
UBS
Swift
VISA
shopify
DWS
SAP
BNY
Robinhood
中国银行
BANK OF CHINA
HSBC
FRANKLIN TEMPLETON
Fidelity
Deutsche Bank
coinbase
WISDOMTREE
DBS
caceis
Baillie Gifford
GUGGENHEIM
VanEck
ChinaAMC
nab

Souce: X.com

TVL: Ethereum dominates


DefiLlama
OP Mainnet: (0.31%)
Vaulta: (0.31%)
Polygon: (0.89%)
Avalanche: (1.66%)
Arbitrum: (2.63%)
Tron: (4.76%)
BSC: (6.12%)
Bitcoin: (6.48%)
Solana: (8.85%)
Ethereum: (67.99%)
DefiLlama

Souce: Fundstrat

Ethereum
@ethereum

The Fusaka upgrade is today.

Ethereum is securely scaling.


FUSAKA
2:43

9:33 AM · Dec 3, 2025 · **1.1M** Views

879 2.4K 8.2K 432

Souce: X.com

SamAltcoin.eth
@SAMALTCOIN_ETH

$BTC and $ETH are kings 👑

Bitcoin OG flat out says Ethereum won the smart contract war.
Developers and stablecoin liquidity confirm it.

He suspects Coinbase's Base L2 + ETH is shaping up to be the strongest combo for crypto mass adoption.

Sidenote: even Eric's AI @AskVenice is building on Base, not Solana.

$BASE $DIEM $SOL


CoinDesk
ERIK VOORHEES
Venice.ai Founder
IS
2:12
@SAMALTCOIN_ETH

Last edited 4:02 PM · Dec 2, 2025 · **195.6K** Views

The bigger the base, the bigger the breakout



???
$4,866
$1,385
$90
5000
4000
3161
2000
1000
Log
500
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300
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100
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2019
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XETUSD Curncy (XET-USD Cross Rate) ETH Ethereum vBMNR Monthly 25DEC2011-30DEC2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 08:35:39

Souce: Bloomberg

ETH/BTC ratio: 2025 tailwinds argue for ATH in ratio


ETH/BTC:
????
ETH/BTC:
0.08727
8-yr avg:
0.04790
ETH/BTC:
0.03314
0.10000
0.09000
0.08000
0.07000
0.06000
0.05000
0.04000
0.03314
0.03115
0.02000
Log
2018
2019
2020
2021
2022
2023
2024
2025
XETUSD Curncy (XET-USD Cross Rate) ETH BTC vBMNR Daily 08FEB2018-30DEC2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 08:36:36

Souce: Bloomberg and Fundstrat

Illustrative | For Discussion Purposes

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

BTC Price	0.0239	0.0359	0.0479 (8-yr avg)	0.0598	0.0873 (2021 high)	0.1250	0.2500	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	$11,965	14,956	$21,818	31,250	62,500	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	250,000	350,000

Souce: Fundstrat

Illustrative | For Discussion Purposes

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

BTC Price	0.0239	0.0359	0.0479 (8-yr avg)	0.0598	0.0873 (2021 high)	0.1250	0.2500 (ETH "payment rails")	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	**$11,965**	14,956	**$21,818**	31,250	**$62,500**	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	250,000	350,000

Souce: Fundstrat

Illustrative | For Discussion Purposes

04
Why Tokenization is a huge unlock for Wall Street

SQUAWK ON THE STREET

SHARE

BlackRock CEO Larry Fink: We're at the beginning of the tokenization of all assets


BLACKROCK
INTRA DAY 1,187.14 +32.02 +2.77%
10-YR +268.14%
1,250
917
583
250
16
18
20
22
24
MARKET ALERT
FINK ON Q3 RESULTS
CNBC
STREAM CNBC+

Tokenization: 5 reasons for the “big unlock”

- **Fractional Ownership:** Tokenization divides equities into affordable fractions, broadening access to high-value investments.
- **Reduced Costs and Efficiency:** Tokenization automates processes, cuts intermediaries, lowers fees, speeds settlements, and simplifies trading vs. traditional methods.
- **24/7 Global Trading:** Tokenized equities enable round-the-clock trading on decentralized platforms, ignoring market hours or borders.
- **Enhanced Transparency and Security:** Blockchain offers immutable ownership records, cutting fraud and boosting trust via tamper-proof data.
- **Increased Liquidity:** Tokenization eases blockchain trading, turning illiquid assets into quick buys/sells to attract more investors.

Tokenization: Taking Wall Street into the future


Ethereum
2025
1971

BlackRock
@BlackRock

Tokenization is shaping the next evolution of global markets. In @TheEconomist, Larry Fink and Rob Goldstein discuss how tokenization can modernize market infrastructure, enhancing efficiency, transparency, and access by connecting traditional and digital finance.
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The Economist

Larry Fink and Rob Goldstein on how tokenisation could transform finance

Ledgers haven't been this exciting since the invention of double-entry book-keeping

11:55 AM · Dec 1, 2025 · **250.6K** Views

121 441 1.1K 320

Tokenization: Taking Wall Street into the future



Tokenization: “Big unlock”



Tokenization: "Big unlock" → Fractional shares







Tokenization: “Big unlock” → Factorize the business



Tokenization: "Big unlock" TSLA



Souce: Fundstrat and BitMine

Tokenization: “Big unlock” TSLA


TESLA

- **Time tokenization:** Buy NPV of “earnings” on a “specific” date.
- **Product tokenization:** Buy NPV of specific product stream.
- **Geographic tokenization:** Buy NPV of specific region.
- **Financial statement tokenization:** Buy NPV of “subscription” revenues.

Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA

Time tokenization



Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA




Time
tokenization
EPS
2036
EPS
2025

Souce: Fundstrat and BitMine


CNBC
Search quotes, news & videos
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MARKETS BUSINESS INVESTING TECH POLITICS VIDEO INVESTING CLUB JOIN PRO JOIN LIVESTREAM
TECH
Tesla says shareholders approve Musk's $1 trillion pay plan with over 75% voting in favor
PUBLISHED THU, NOV 6 2025•4:56
Lora Kolodny
@IN/LORAKOLODNY/
10-year plan

PS
36

EPS
2025

Souce: Fundstrat and BitMine

Tokenization: “Big unlock” TSLA


TESLA


Time tokenization
EPS 2036
Buy only “2036 EPS”
EPS 2025

Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA

Product tokenization



Souce: Fundstrat and BitMine

Tokenization: “Big unlock” TSLA



Product tokenization

EV



Robotaxi



FSD


Full
Self-Driving
(Supervised)

Solar



Elon brain



Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA



Product tokenization

EV



Robotaxi



FSD


Full
Self-Driving
(Supervised)

Solar



Elon brain



Buy only "Elon Brain"

Souce: Fundstrat and BitMine

05
Large-Scale Digital Asset Treasuries Transforming

ETH Treasury cos are crypto infrastructure businesses

01

Ethereum is a proof of stake blockchain, so ETH Treasury companies secure the network

02

ETH generates a staking yield, effectively revenues for ETH Treasury companies

03

Staking secures the ETH network, hence providing enhanced network security

04

Stablecoin issuers, and those tokenizing real-world assets will want to stake ETH to similarly provide network security

ALCHEMY OF 5%: BMNR ranked #39 by 5-day avg daily $ volume

For the week ending Nov 28

	Ticker	Name	Sector	Market Cap ($M)	5D Avg Daily $ Volume ($M)
1	NVDA	NVIDIA Corp	Technology	$4,301,100	$43,870
2	TSLA	Tesla Inc	Discretionary	$1,430,668	$30,427
3	GOOGL	Alphabet Inc	Comm. Services	$3,593,896	$20,517
4	MSFT	Microsoft Corp	Technology	$3,858,804	$12,839
5	GOOG	Alphabet Inc	Comm. Services	$3,593,896	$12,584
6	AAPL	Apple Inc	Technology	$4,120,388	$12,391
7	META	Meta Platforms Inc	Comm. Services	$1,411,183	$11,899
8	AVGO	Broadcom Inc	Technology	$1,902,924	$11,488
9	AMD	Advanced Micro Devices Inc	Technology	$354,148	$10,171
10	AMZN	Amazon.com Inc	Discretionary	$2,493,172	$9,982
11	PLTR	Palantir Technologies Inc	Technology	$384,796	$6,981
12	ORCL	Oracle Corp	Technology	$575,718	$5,822
13	MU	Micron Technology Inc	Technology	$288,123	$5,171
14	SNDK	Sandisk Corp/DE	Technology	$32,722	$4,509
15	LLY	Eli Lilly & Co	Health Care	$1,016,732	$4,288
16	NFLX	Netflix Inc	Comm. Services	$455,851	$3,849
17	MSTR	MicroStrategy Inc	Technology	$47,433	$3,749
18	HOOD	Robinhood Markets Inc	Financials	$101,039	$3,570
19	INTC	Intel Corp	Technology	$193,471	$3,066
20	BRK.B	Berkshire Hathaway Inc	Financials	$1,108,139	$2,997
21	WMT	Walmart Inc	Cons. Staples	$881,080	$2,800
22	JPM	JPMorgan Chase & Co	Financials	$852,286	$2,646
23	COIN	Coinbase Global Inc	Financials	$82,251	$2,534
24	V	Visa Inc	Financials	$684,411	$2,186
25	COST	Costco Wholesale Corp	Cons. Staples	$404,884	$2,188
26	UNH	UnitedHealth Group Inc	Health Care	$298,718	$2,153
27	APP	AppLovin Corp	Technology	$184,398	$2,090
28	JNJ	Johnson & Johnson	Health Care	$498,531	$2,085
29	CRWV	CoreWeave Inc	Technology	$28,254	$2,007
30	BAC	Bank of America Corp	Financials	$391,779	$1,977
31	MRK	Merck & Co Inc	Health Care	$260,190	$1,886
32	HD	Home Depot Inc/The	Discretionary	$355,318	$1,837
33	BE	Bloom Energy Corp	Industrials	$25,836	$1,832
34	LRCX	Lam Research Corp	Technology	$195,941	$1,816
35	UBER	Uber Technologies Inc	Industrials	$181,893	$1,794
36	AMAT	Applied Materials Inc	Technology	$200,953	$1,774
37	MA	Mastercard Inc	Financials	$490,664	$1,770
38	CRM	Salesforce Inc	Technology	$219,474	$1,762
39	BMNR	Bitmine Immersion Tech	Technology	$10,021	$1,682
40	GE	General Electric Co	Industrials	$314,809	$1,622
41	SOFI	SoFi Technologies Inc	Financials	$35,839	$1,583
42	BKNG	Booking Holdings Inc	Discretionary	$158,419	$1,581
43	LITE	Lumentum Holdings Inc	Technology	$23,064	$1,679
44	LEN	Lennar Corp	Discretionary	$33,244	$1,673
45	INTU	Intuit Inc	Technology	$176,448	$1,673

As of Nov 28, 2025

MSTR: #17

36	AMAT	Applied Materials Inc	Technology	$200,953	$1,774
37	MA	Mastercard Inc	Financials	$490,664	$1,770
38	CRM	Salesforce Inc	Technology	$219,474	$1,762
39	BMNR	Bitmine Immersion Tech	Technology	$10,021	$1,682
40	GE	General Electric Co	Industrials	$314,809	$1,622
41	SOFI	SoFi Technologies Inc	Financials	$35,839	$1,583
42	BKNG	Booking Holdings Inc	Discretionary	$158,419	$1,581

BMNR: #39

BMNR+MSTR = over **92% DAT** trading volume

% of DATs $ Trading Volume*


BitMine
28%
Other
DATs
8%
MSTR
64%

As of Nov 28, 2025

Bitmine ranks #2 DAT in both size and liquidity


Total value of DAT ($million, log-scale)
MSTR $59,463
BitMine BMNR $12,253
CEP $3,982
MTPLF $2,820
CEPO $2,747
SBET $2,690
ETHM $1,876
DJT $1,056
ASST $689
GDC $686
CANG $632
NXTT $534
NAKA $494
ETHZ $500
SMLR $462
BRRWU $453
BTBT $456
GME $431
434 HK $374
EMPD $373
ADE GY $330
Bitcoin
Ethereum
Cash or Other DAT Assets
20D Avg $ Volume ($M)
MSTR $3,640
BMNR $1,573
SBET $122
GME $114
BTBT $102
DJT $74
SMLR $15
ETHZ $13
NAKA $12
MTPLF $9
EMPD $6
BTCS $5
CEP $4
CEPO $4
434-HK $4
ETHM $2
SQNS $2
CANG $1
NXTT $1
ADE-DE $1
BRRWU $0

Holding value as of Nov 30, 2025. Trading volume as of Nov 28,2025
Source: Fundstrat, Bloomberg

MICROSTRATEGY: Building a "Digital Credit Vehicle"

We have built the world's first Digital Credit Vehicle.


BTC Derivatives
$100B/day 0.2 bps
BTC
$50B/day 0.4 bps
MSTR
$3.6B/day 6.1 bps
$59B
BTC
74 Years
$1.4B
USD
21 Months
Dividends
STRF
STRE
STRC
STRK
STRD
$2.2M/day

For illustrative purposes only. Bps metric shows ratio of daily Dividends to the daily traded volume of BTC Derivatives, BTC, and MSTR respectively.

12

As of Nov 28, 2025

BitMine: **Bridging** Wall Street and Ethereum and Defi

BitMine
The Alchemy of **5%**

Largest holder of **ETH** in the World

As of Nov 28, 2025

Illustrative | For Discussion Purposes

BitMine: Bridging Wall Street and Ethereum and Defi

Largest holder of
ETH in the World

**MAVAN:
2.9% yield
$400 million
income**

BitMine: **Bridging** Wall Street and Ethereum and Defi

BitMine
The Alchemy of **5%**

Largest holder of
ETH in the World

MAVAN:
2.9% yield
$400 million
income


882
38
20
12,100
cash
Moonshots
Bitcoin
BtiMine

Illustrative | For Discussion Purposes

BitMine: **Bridging** Wall Street and Ethereum and Defi

Largest holder of
ETH in the World



DeFi

- Moonshots
- MAVAN staking
- EF partnership
- Investing in DeFi
- BitMine Labs

BitMine: Bridging Wall Street and Ethereum and Defi

BitMine
The Alchemy of 5%

Bridging Finance

- Wall Street connectivity
- Consumer services
- Strong brand
- BitMine community
- BitMine technology

Largest holder of ETH in the World

DeFi

- Moonshots
- MAVAN staking
- EF partnership
- Investing in DeFi
- BitMine Labs

Roadmap - Looking Ahead



Made in America Validator Network



Artwork and Culture

ethereum foundation

Governance and Technology

Community Participant


ethereum

Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"

BitMine MoonShots


5%

5% of the Ethereum Network

Roadmap - Looking Ahead



Made in America Validator Network



Artwork and Culture

ethereum foundation

Governance and Technology

Community Participant


TO THE MOON!


ethereum

Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"

BitMine MoonShots


5%

5% of the Ethereum Network

Thank You!